Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347
GMO TRUST
Supplement dated September 27, 2011 to the
GMO Trust Prospectus dated June 30, 2011
GMO Tobacco-Free Core Fund and GMO Tax-Managed U.S. Equities Fund
The Board of Trustees of GMO Trust has approved the liquidation of GMO Tobacco-Free Core Fund and GMO Tax-Managed U.S. Equities Fund (the “Funds”). It is expected that GMO Tax-Managed U.S. Equities Fund will be liquidated on or about October 31, 2011 and that GMO Tobacco-Free Core Fund will be liquidated on or about December 31, 2011. You may redeem from the Funds at any time, but if you are still a shareholder of a Fund on the date that the Fund is liquidated, your investment in the Fund will be liquidated and the proceeds will be transmitted to you.